UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2007

FAR EAST ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-32455	88-0459590
(Commission File Number)	(IRS Employer Identification Number)

400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060

(Address of principal executive offices)

(832) 598-0470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 24, 2007, Far East Energy (Bermuda) Ltd. (“FEEB”), a wholly-owned subsidiary of Far East Energy Corporation (the “Company”), entered into three modification agreements (the “Modification Agreements” and each a “Modification Agreement”) to extend the exploration periods under the Company’s Production Sharing Contracts (“PSCs”). All three Modification Agreements remain subject to the approval of the Ministry of Commerce.

Two Modification Agreements among FEEB, China United Coalbed Methane Corporation Ltd. (“CUCBM”) and ConocoPhillips China, Inc. (“ConocoPhillips”) relate to the Company’s PSCs for the Shouyang Area and the Quinnan Area of the Shanxi Province and, among other things, extend the exploration period under each PSC until June 30, 2009. The third Modification Agreement between FEEB and CUCBM relates to the Company’s PSC in the Enhong and Laochang Area in Yunnan Province and, among other things, extends the exploration period under that PSC until June 30, 2009.

The above discussion of the Modification Agreements is a summary description of certain terms and conditions of such agreement and is qualified in its entirety by the terms and conditions of the Modification Agreements. For complete descriptions of the rights and obligations summarized in Item 1.01 of this report, reference must be made to the Modification Agreements attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 and each of which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Modification Agreement dated April 24, 2007 for Production Sharing Contract for Exploitation of Coalbed Methane Resources for the Shouyang Area in Shanxi Province, Qinshui Basin, the People’s Republic of China, dated April 16, 2002, by and among China United Coalbed Methane Corporation Ltd., ConocoPhillips China Inc. and Far East Energy (Bermuda), Ltd.

10.2	Modification Agreement dated April 24, 2007 for Production Sharing Contract for Exploitation of Coalbed Methane Resources for the Quinnan Area in Shanxi Province, Qinshui Basin, the People’s Republic of China, dated April 16, 2002, by and among China United Coalbed Methane Corporation Ltd., ConocoPhillips China Inc. and Far East Energy (Bermuda), Ltd.

10.3	Modification Agreement dated April 24, 2007 for Production Sharing Contract for Exploitation of Coalbed Methane Resources for the Enhong and Laochang Area in Yunnan Province, the People’s Republic of China, dated December 3, 2002, between China United Coalbed Methane Corporation Ltd. and Far East Energy (Bermuda), Ltd.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2007

Far East Energy Corporation

By:	/s/ Bruce N. Huff
Bruce N. Huff
Chief Financial Officer

Index to Exhibit

Exhibit Number	Description

10.1	Modification Agreement dated April 24, 2007 for Production Sharing Contract for Exploitation of Coalbed Methane Resources for the Shouyang Area in Shanxi Province, Qinshui Basin, the People’s Republic of China, dated April 16, 2002, by and among China United Coalbed Methane Corporation Ltd., ConocoPhillips China Inc. and Far East Energy (Bermuda), Ltd.

10.2	Modification Agreement dated April 24, 2007 for Production Sharing Contract for Exploitation of Coalbed Methane Resources for the Quinnan Area in Shanxi Province, Qinshui Basin, the People’s Republic of China, dated April 16, 2002, by and among China United Coalbed Methane Corporation Ltd., ConocoPhillips China Inc. and Far East Energy (Bermuda), Ltd.

10.3	Modification Agreement dated April 24, 2007 for Production Sharing Contract for Exploitation of Coalbed Methane Resources for the Enhong and Laochang Area in Yunnan Province, the People’s Republic of China, dated December 3, 2002, between China United Coalbed Methane Corporation Ltd. and Far East Energy (Bermuda), Ltd.

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